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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 20, 1997



                          RENAISSANCERE HOLDINGS LTD.

               (Exact name of registrant as specified in charter)



        BERMUDA                     34-0-26512                98-013-8020
(State or other jurisdiction       (Commission               (IRS Employer
   of incorporation)               File Number)            Identification No.)


RENAISSANCE HOUSE, 8-12 EAST BROADWAY                      HM 19
PEMBROKE, BERMUDA                                        (Zip Code)
(Address of principal executive offices)


Registrant's telephone number, including area code:  (441) 295-4513



                                 NOT APPLICABLE

          (Former name or former address, if changed from last report)
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ITEM 5.  OTHER EVENTS

     On May 20, 1997, RenaissanceRe Holdings Ltd. (the "Company") issued a press release announcing that it is contemplating filing a registration statement on Form S-3 with the Securities and Exchange Commission for the sale (the "Offering") of approximately 3,000,000 Common Shares, par value $1.00 per share (the "Common Shares), of the Company in an underwritten secondary offering, subject to market conditions, at the request of the Company's initial institutional investors. All of the Common Shares to be sold in the contemplated Offering will be sold by the Company's initial institutional investors.

     The press release referred to above is included herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits:

          99.1  Press Release issued by the Company, dated May 20, 1997.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         RENAISSANCERE HOLDINGS LTD.


                         /s/ Keith S. Hynes
                         ------------------

                         Name:  Keith S. Hynes

                         Title: Senior Vice President and Chief Financial
                                 Officer

May 20, 1997
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                                 EXHIBIT INDEX

Exhibit
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  99.1    Press Release issued by the Company, dated May 20, 1997.